UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 3, 2007

Date of earliest event reported

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

0-17187

Commission File Number

California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip Code)

(408) 542-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

On April 3, 2007 LOGIC DEVICES Incorporated  (the Company) notified Perry-Smith LLP, the Company's independent accounting firm for the Company's last four fiscal years, that it had elected to change accounting firms and, therefore, was dismissing Perry-Smith.

None of Perry-Smith's reports on the Company's financial statements for the previous fiscal years ended September 28, 2003, September 30, 2004, September 30, 2005 and September 30, 2006 contained an adverse opinion nor a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was made by the audit committee of the Company's board of directors.

There were no disagreements with Perry-Smith, whether resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Perry-Smith's satisfaction, would have caused Perry-Smith to make reference to the subject matter of the disagreement in connection with its report for either of the company's four most recent fiscal years.

On April 4, 2007, the Company engaged Hein & Associates LLP (Hein & Associates) as its new independent accounting firm.  Neither the company, nor anyone acting on its behalf, consulted Hein & Associates regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinions that might be rendered on the Company's consolidated financial statements whereby either written or oral advise was provided that was an important factor considered by the company in reaching a decision as to the accounting, auditing, or financial reporting issue.

The company has provided a copy of this report to Perry-Smith and has requested that Perry-Smith furnish a letter addressed to the Commission stating whether it agrees with the statements made by the company and, if not, stating the respects in which it does not agree.  A copy of this letter is filed as an exhibit to this report on Form-8K

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We were previously principal accountants for LOGIC DEVICES INCORPORATED ("Registrant") and we reported on the financial statements of registrant as of September 30, 2006 and 2005, and for each of the years in the three fiscal years then ended as stated in our report dated November 29, 2006.  We have read  item 4.01 of Registrant's Form 8-K dated April 6, 2007, and we agree with the statements made in paragraphs 1,2, 4 and 6.  We have no basis to agree or disagree with the statements made in paragraphs 3 and 5.

Very truly yours,

Perry - Smith LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIC Devices Incorporated (Registrant)

Date: April 6, 2007	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer